UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
____________________________________

Date of Report (Date of earliest event reported): November 4, 2013

CHINA MEDIA GROUP CORPORATION
(Exact Name of Registrant as Specified in Charter)

Texas	5813	75-3016844
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 55 Jalan Snuker 13/28, Tadisma Business Park, Section 13, 40100 Shah Alam, Selangor, Malaysia	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	Tel: +60355197079 Fax: +60355190839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant
On October 30, 2013, the Company accepted the resignation of its auditor Albert Wong & Co. LLP.

Albert Wong & Co. LLP reported on the Company's financial statements for the years ended December 31, 2011 and 2010. Their opinion did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

At no time during the reports for the two most recent fiscal years, and through the interim period from the date of the last audited financial statements to November 19, 2012, were there any disagreements with Albert Wong & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Albert Wong & Co. LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

The Company has provided Albert Wong & Co. LLP with a copy of this Form 8-K and requested that Albert Wong & Co. LLP furnish the Company with a letter addressed to the SEC, stating whether or not Albert Wong & Co. LLP agrees with the statements made by the Company in this Form 8-K. A copy of Albert Wong & Co. LLP response letter is attached as Exhibit 16.1 to this Form 8-K.

On October 30, 2013, the Company engaged HKCMCPA Company Limited (the "New Accountant"), an independent registered public accounting firm based in Hong Kong, as its new independent accountants, commencing with the audit for the fiscal year ended December 31, 2012. The decision to change independent accountants was approved by the Board of Directors of the Company.

During the Company's two most recent fiscal years and through the interim period preceding the engagement of the New Accountant, the Company (a) has not engaged the New Accountant as either the principal accountant to audit the Company's financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with the New Accountant regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by the New Accountant concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
Exhibit 16.1	Letter of former accountants, Albert Wong & Co., LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2013	CHINA MEDIA GROUP CORPORATION

By: /s/ MOHD MAHYUDIN ZAINAL
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Name: MOHD MAHYUDIN ZAINAL
Title: President

EXHIBIT 16.1
LETTER FROM ALBERT WONG & CO. LLP
October 30, 2013 Office of the Chief Accountant SECPS Letter File Mail Stop 9-5 Securities and Exchange Commission 450 Fifth Street, N.W. Washington, D.C. 20549 Re: China Media Group Corporation
Dear Sirs/Madams:

We have read the statements that we understand China Media Group Corporation will include under Item 4.01 of the Form 8-K report, dated October 30, 2013, it will file regarding the recent change of auditors. We agree with such statements made regarding our firm.

Very truly yours,

/s/ Albert Wong &Co. LLP
Certified Public Accountants